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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      February 13, 1998 (February 5, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    MARYLAND                        1-12844                      58-1468053
 (State or Other           (Commission File Number)          (I.R.S. Employer
 Jurisdiction of                                              Identification
  Incorporation)                                                  Number)

             3340 PEACHTREE ROAD, N.E.
                     SUITE 1530
                     ATLANTA, GEORGIA                              30326
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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                                  Page 1 of 4

                        Exhibit Index located on Page 4
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ITEM 5.  OTHER EVENTS AND INFORMATION.

                  On February 5, 1998, the Company entered into a distribution agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), BT Alex. Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (collectively, the "Agents") relating to the sale by the Company from time to time of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Medium-Term Note Program") in an aggregate principal amount of up to $505,500,000. The aggregate offering price under the Medium-Term Note Program is subject to reduction as a result of the sale by the Company of other securities. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.

                  On February 4, 1998, the Company purchased a portfolio of five shopping centers in Milwaukee, Wisconsin, aggregating 1,115,189 square feet, for a purchase price of approximately $58.4 million. JDN West Allis Associates, Limited Partnership, a Georgia limited partnership (the "Partnership"), of which the Company is the sole general partner, was organized in connection with the acquisition of one of these shopping centers. As part of the purchase price for this shopping center, the Partnership issued $3 million in value of units of limited partnership interest (the "Units") to seven limited partners. Subject to certain conditions and limitations including, but not limited to, compliance with state and federal securities laws, the Units are, at any time after one year from the date of the closing of this purchase, exchangeable into registered and freely transferable shares of the Company's Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (C)      EXHIBITS.

  Exhibit No.                                Description
  -----------                                -----------
      1.1          Distribution Agreement, dated February 5, 1998, by and between the
                   Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                   BT Alex. Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

      4.1          Second Supplemental Indenture, dated as of February 5, 1998, by the
                   Company to First Union National Bank, as Trustee

      4.2          Form of Medium-Term Note (Fixed Rate)

      4.3          Form of Medium-Term Note (Floating Rate)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

      23           Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)

      25           Form T-1 Statement of Eligibility and Qualification under the Trust
                   Indenture Act of 1939, as amended, of First Union National Bank, pertaining to the Company's Medium-Term Notes Due Nine Months or More From Date of Issue




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JDN REALTY CORPORATION



                                        By:  /s/ William J. Kerley
                                             ---------------------------------
                                             William J. Kerley
                                             Chief Financial Officer


Date:  February 12, 1998





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                                  EXHIBIT INDEX

Exhibit No.                                      Description
-----------                                      -----------
    1.1             Distribution Agreement, dated  February 5, 1998, by and between the
                    Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                    BT Alex. Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

    4.1             Second Supplemental Indenture, dated as of February 5, 1998, by the
                    Company to First Union National Bank, as Trustee

    4.2             Form of Medium-Term Note (Fixed Rate)

    4.3             Form of Medium-Term Note (Floating Rate)

     5              Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company

     8              Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company

    23              Consent of Waller Lansden Dortch & Davis, A Professional Limited
                    Liability Company (included in Exhibits 5 and 8)

    25              Form T-1 Statement of Eligibility and Qualification under the Trust
                    Indenture Act of 1939, as amended, of First Union National Bank, pertaining to the Company's Medium-Term Notes Due Nine Months or More From Date of Issue





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